SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant   [X]

Filed by a Party other than the Registrant   [   ]

Check the appropriate box:

[   ] Preliminary Proxy Statement

[   ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[   ] Definitive Proxy Statement

[X] Definitive Additional Materials

[   ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

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Eaton Vance Mutual Funds Trust

(Name of Registrant as Specified in Its Charter)

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 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1)   Title of each class of securities to which transaction applies:

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(2)   Aggregate number of securities to which transaction applies:

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(3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)   Proposed maximum aggregate value of transaction:

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(5)   Total fee paid:

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[  ]   Fee paid previously with preliminary materials.

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[  ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of  its filing.

(1)   Amount Previously Paid:

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(2)   Form, Schedule or Registration Statement no.:

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(3)   Filing Party:

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(4)   Date Filed:

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Regular Outbound Call Flow

Hello, I'm trying to reach <s/h name>.  Is he/she available?   My name is ____ and I'm calling on a recorded line regarding your investment in the <specific fund name>.  We sent you a proxy card to register your vote for the shareholder meeting and haven't received it back, so we're calling to ask if you would have any objections to voting along with the recommendations of your Board?

Shareholder Response: If No:

I am recording your <   >_vote and will send you a printed confirmation to (address).  For confirmation purposes, may I have the city, state and zip code that we'll be mailing your confirmation to?

Shareholder Response: Shareholder provides city, state and zip code

Thank you for your time and your vote.

Have a good day/evening!

Shareholder Response: If Yes:

<  Use Appropriate Rebuttal  >

Would you have any objections to voting along with the recommendations of your Board?

Shareholder Response: If shareholder agrees to vote:

I am recording your <   >_vote and will send you a printed confirmation to (address).  For confirmation purposes, may I have the city, state and zip code that we'll be mailing your confirmation to?

Thank you for your time and your vote.

Have a good day/evening!

Shareholder Response: If Shareholder declines to vote:

Would you like our toll free number so you can call back at your convenience?  Your participation would be greatly appreciated and it would just take a brief moment to vote your shares over the phone

Shareholder Response: If Yes:

Please call <inbound toll free> any time between 9am and 11pm EST weekdays or between Noon and 6pm on Saturday.  Thank you for your time.  Have a good day/evening!

Shareholder Response: If No:

Thank you for your time.  Have a good day/evening!

Alternate Intro Call Flow

IF Investment is in a Trust:

My name is ____ and I'm calling on a recorded line regarding the investment in the <specific fund name> held in < Trust Name > for which you are listed as Trustee.

IF Investment is in a Custodial Acct for a Minor:

My name is ____ and I'm calling on a recorded line regarding the investment in the <specific fund name> you control as custodian for < name of minor >.

IF Investment is in 401 K / Pension Plan held by Company Name WITH A TRUSTEE LISTED:

My name is ____ and I'm calling on a recorded line regarding the investment in the <specific fund name> held in the < Company's Name >

IF Investment is in a Company Name:

My name is ____ and I'm calling on a recorded line regarding the investment in the <specific fund name> registered to < Company's Name > for which you are listed as contact.

IF Investment contains C/O or ATTN:

My name is ____ and I'm calling on a recorded line regarding the investment in the <specific fund name> registered to < S/H Name or Company Name >.

IF Investment is in 401 K / Pension Plan held by Company Name:

My name is ____ and I'm calling on a recorded line regarding the investment in the <specific fund name> registered to < Company's Name > < 401 K / Pension Plan >

IF Investment is held by an Association or Club:

My name is ____ and I'm calling on a recorded line regarding the investment in the <specific fund name> registered to < Association/Club Name >.

Shareholder Response: IF CONTACT SAYS THEY HANDLE VOTING

We sent a proxy card to register a vote for the shareholder meeting and haven't received it back.  Are you authorized to vote on this investment?  Would you have any objections to voting along with the recommendations of your Board?  May I please have your <position with the company/the club> <relationship to SH Name>?

Shareholder Response: IF CONTACT SAYS THEY DO NOT HANDLE VOTING

Who should we speak to about this?